Exhibit 10.1 (Part 1 of 3)

April 28, 2020

Project 1192190

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2019 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company – Infrastructure of PEMEX – Exploration and Production – Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F,” and to the filing of our audit letter dated April 15, 2020, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2019, for 37 fields located in the Veracruz business units in the Eastern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

Leonard L. Herchen, P. Eng.

Vice President

LLH/jem

Attachments

Exhibit 10.1 (Part 2 of 3)

April 28, 2020

Project 1192191

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2019 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company – Infrastructure of PEMEX – Exploration and Production – Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F,” and to the filing of our audit letter dated April 15, 2020, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2019, for 105 fields located in the Burgos business units in the Northern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

Leonard L. Herchen, P. Eng.

Vice President

LLH/jem

Attachments

Exhibit 10.1 (Part 3 of 3)

April 28, 2020

Project 1192189

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2019 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company – Infrastructure of PEMEX – Exploration and Production – Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F,” and to the filing of our audit letter dated April 15, 2020, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2019, for 39 fields located in the Samaria-Luna and Bellota-Jujo business units in the Southern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

Leonard L. Herchen, P. Eng.

Vice President

LLH/jem

Attachments